BTS TACTICAL FIXED INCOME VIT FUND
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 94.5%
	FIXED INCOME - 94.5%
4,900	iShares 0-3 Month Treasury Bond ETF	$ 492,842
31,483	iShares 1-3 Year Treasury Bond ETF	2,586,643
21,526	iShares 3-7 Year Treasury Bond ETF	2,532,534
11,276	SPDR Bloomberg 1-3 Month T-Bill ETF	1,035,362
50,622	Vanguard Intermediate-Term Treasury ETF	3,035,295
	TOTAL EXCHANGE-TRADED FUNDS (Cost $9,717,806)	9,682,676

	SHORT-TERM INVESTMENT — 4.7%
	MONEY MARKET FUND - 4.7%
475,898	Fidelity Government Portfolio, Institutional Class, 4.71% (Cost $475,898)(a)	475,898

	TOTAL INVESTMENTS - 99.2% (Cost $10,193,704)	$ 10,158,574
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%	84,034
	NET ASSETS - 100.0%	$ 10,242,608

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt
(a)	- Rate disclosed is the seven day effective yield as of March 31, 2023.